[EXHIBIT 32.2]

          CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
               PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Quarterly Report on Form 10-Q/A of RAM Venture Holdings Corp. for the quarter March 31, 2004, I, Jeff Harris, Chief Financial Officer of RAM Venture Holdings Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of RAM Venture Holdings Corp.

                              RAM VENTURE HOLDINGS CORP.


Date: May 24, 2004            By:  /s/Jeff Harris
                                 -------------------------------------
                                 Jeff Harris, Chief Financial Officer